EXHIBIT 99.906CERT

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Edmund J. Burke, President of the Financial Investors Variable Insurance Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended June 30, 2005 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Edmund J. Burke
Edmund J. Burke
President

Dated:	September 7, 2005

CERTIFICATION PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

Pursuant to 18 U.S.C. Section 1350, I, Jeremy O. May, Treasurer of the Financial Investors Variable Insurance Trust (the “Registrant”), hereby certify, to the best of my knowledge, that the Registrant’s report on Form N-CSR for the period ended June 30, 2005 (the “Report”), which accompanies this certification, fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

By:	/s/ Jeremy O. May
Jeremy O. May
Treasurer

Dated:	September 7, 2005